UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

Social Leverage Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40059	85-4095616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 E. Via De Ventura
Suite F110-207
Scottsdale, Arizona 85258
(Address of principal executive offices, including zip code)

(302) 492-7522

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	SLACU	The Nasdaq Stock Market LLC
Class A common stock, included as part of the units	SLAC	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units	SLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, Social Leverage Acquisition Corp I (“SLAC” or the “Company”) announced a proposed business combination (the “Business Combination”) between SLAC and W3BCLOUD Holdings Inc. (“W3BCLOUD”). SLAC entered into a Business Combination Agreement, dated as of July 28, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, SLAC Merger Sub, Inc., a wholly-owned subsidiary of the Company, and W3BCLOUD. The Business Combination was unanimously approved by SLAC’s board of directors on July 28, 2022.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an updated investor presentation (the “Presentation”) that was used by W3BCLOUD at the 25th Annual Needham Growth Conference, which, along with the subsequent Q&A session, included high-level commentary on W3BCLOUD’s business and industry. A transcript of the Presentation is available on W3BCLOUD’s website at https://investors.w3bcloud.com/, and is attached hereto as Exhibit 99.2.

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the Business Combination. The preliminary proxy statement contains information about the Business Combination, including a business overview of each of the Company and W3BCLOUD, certain terms of the Business Combination, pro-forma financial information and risk factors related to the Business Combination.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, the Company has filed with the SEC a preliminary proxy statement, which will be mailed (if and when available) to all Company stockholders once definitive (the “Proxy Statement”), and certain other related documents, which will be distributed to all Company stockholders in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination as well as other matters as may be described in the Proxy Statement. This communication is not intended to be, and is not, a substitute for the preliminary proxy statement or any other document that the Company has filed or may file with the SEC in connection with the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. Copies of the preliminary proxy statement and definitive proxy statement and all other relevant materials for the Business Combination filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained for free by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Participants in the Solicitation

SLAC, W3BCLOUD and certain of their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from SLAC’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of SLAC’s directors and executive officers in SLAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. A list of the names, affiliations and interests of SLAC’s directors and executive officers in SLAC will be contained in a proxy statement relating to the proposed transaction that will be filed with the SEC. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from SLAC’s stockholders in connection with in the proposed transaction, which may, in some cases, be different than those of SLAC’s stockholders generally, by reading the proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including Revenue, EBITDA, EBITDA Margin and Capex), projections of industry supply and demand, pricing and market opportunity, the satisfaction of closing conditions to the Potential Private Placement, the Business Combination and any related transactions, the level of redemptions by the Company’s public stockholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of the Company’s and W3BCLOUD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and W3BCLOUD.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of the Company are not obtained; (iii) the ability to maintain the listing of the combined Company’s securities on the stock exchange; (iv) the inability to complete any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the Business Combination disrupts current plans and operations of the Company or W3BCLOUD as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to W3BCLOUD and costs related to the Business Combination; (ix) risks related to the rollout of W3BCLOUD’s business strategy and the timing of expected business milestones; (x) the effects of competition on W3BCLOUD’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against the Company, W3BCLOUD or any of their respective directors or officers, following the announcement of the Business Combination; (xiii) the amount of redemption requests made by the Company’s public stockholders; (xiv) the ability of the Company or the combined company to obtain financing, if any, in connection with the Business Combination; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to digital assets technology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022 and in each case, under the heading “Risk Factors,” and other documents of the Company to be filed with the SEC. The Company and W3BCLOUD caution that the foregoing list of factors is not exclusive or exhaustive and investors should not place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. If any of these risks materialize or the Company’s or W3BCLOUD’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor

W3BCLOUD presently know or that the Company and W3BCLOUD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and W3BCLOUD’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company and W3BCLOUD anticipate that subsequent events and developments will cause the Company’s and W3BCLOUD’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company and W3BCLOUD specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s or W3BCLOUD’s assessments as of any date subsequent to the date of this communication. Neither the Company nor W3BCLOUD gives any assurance that W3BCLOUD or the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation, dated January 11, 2022.

99.2	Transcript of Investor Presentation by Sami Issa, dated January 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The exhibits to this Current Report on Form 8-K may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCIAL LEVERAGE ACQUISITION CORP I

By:	/s/ Douglas Horlick
Name:	Douglas Horlick
Title:	President and Chief Operating Officer

Date: January 13, 2023

Exhibit 99.1 Infrastructure provider powering Web3

2 Disclaimer General This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to Social Leverage Acquisition Corp I (“SLAC”). A holding company formed by shareholders of W3BCLOUD Partners Limited (“W3BCLOUD”), which is the parent of W3BCLOUD (“US Holdco”), is seeking to become indirectly publicly listed pursuant to a potential business combination with SLAC, although there can be no assurance that such transaction will ultimately be consummated. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than in connection with your participation in a potential financing, that you will not distribute, disclose or use such information in any way detrimental to W3BCLOUD, US Holdco or SLAC, and that you will return this Presentation to W3BCLOUD and SLAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied, are given in or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will SLAC, US Holdco, W3BCLOUD or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of W3BCLOUD or the proposed business combination. Viewers of this Presentation should each make their own evaluation of W3BCLOUD and of the relevance and adequacy of the information presented. Viewers of this Presentation should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of SLAC for their consideration and approval at a special meeting of stockholders. In connection with the proposed business combination, SLAC has filed with the SEC a preliminary and is expected to file a definitive proxy statement relating to the proposed business combination (as amended or supplemented from time to time, the “Proxy Statement”). After the Proxy Statement is cleared by the SEC, the definitive Proxy Statement will be distributed to holders of the common stock of SLAC in connection with SLAC’s solicitation of proxies for the vote by SLAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. SLAC’s stockholders and other interested parties are advised to read the preliminary Proxy Statement and any amendments thereto and, once available, the definitive Proxy Statement and any other documents filed in connection with SLAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about SLAC, W3BCLOUD and the proposed business combination. Stockholders may also obtain a copy of the preliminary Proxy Statement or the definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by SLAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 8390 E. Via de Ventura, Suite F110-207 Scottsdale, Arizona, Attention: Howard Lindzon (Chief Executive Officer of SLAC). This Presentation does not constitute a solicitation of any proxy. SLAC, W3BCLOUD, US Holdco, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from SLAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SLAC’s stockholders in connection with the proposed business combination is set forth in SLAC’s Proxy Statement filed with the SEC. You can find more information about SLAC’s directors and executive officers in SLAC’s final prospectus dated February 11, 2021, and filed with the SEC on February 16, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in SLAC’s preliminary Proxy Statement and will be included in SLAC’s definitive Proxy Statement when it becomes available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. No Offer or Solicitation This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any future offering of securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of “accredited investors” as defined in Rule 501(a) under the Act and / or “Institutional Accounts” as defined in FINRA Rule 4512(c). In such a scenario, the securities offered would need to continue to be held unless a subsequent disposition is registered under the Securities Act or exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. SLAC, W3BCLOUD and US Holdco are not making an offer of the Securities in any jurisdiction where the offer is not permitted. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. NEITHER THE SEC NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY, IN THE UNITED STATES, CANADA OR ELSEWHERE, HAS REVIEWED, APPROVED OR DISAPPROVED OF ANY SECURITIES OR THIS PRESENTATION OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

3 Disclaimer (continued) Forward Looking Statements All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including Revenue, EBITDA, EBITDA Margin and Capex), projections of industry supply and demand, pricing and market opportunity, the satisfaction of the closing conditions to the potential Private Placement, the potential business combination and related transactions, the level of redemptions by SLAC’s public stockholders and the timing of the completion of the potential business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of W3BCLOUD’s, US Holdco’s and SLAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of W3BCLOUD, US Holdco and SLAC. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the stockholders of SLAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations of SLAC or W3BCLOUD as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to W3BCLOUD and costs related to the proposed business combination; (ix) risks related to the rollout of W3BCLOUD’s business strategy and the timing of expected business milestones; (x) the effects of competition on W3BCLOUD’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against SLAC, W3BCLOUD, US Holdco or any of their respective directors or officers, following the announcement of the potential business combination; (xiii) the amount of redemption requests made by SLAC’s public stockholders; (xiv) the ability of SLAC or the combined company to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to digital assets technology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in SLAC’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022 in each case, under the heading “Risk Factors,” and other documents of SLAC to be filed with the SEC. If any of these risks materialize or SLAC’s or W3BCLOUD’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SLAC, US Holdco, or W3BCLOUD presently know or that SLAC, US Holdco and W3BCLOUD currently believe are immaterial that could also cause actual results to differ from those contained in the forward- looking statements. In addition, forward-looking statements reflect SLAC’s, US Holdco’s and W3BCLOUD’s expectations, plans or forecasts of future events and views as of the date of this Presentation. SLAC, US Holdco and W3BCLOUD anticipate that subsequent events and developments will cause SLAC’s, US Holdco’s and W3BCLOUD’s assessments to change. However, while W3BCLOUD or US Holdco may elect to update these forward-looking statements at some point in the future, W3BCLOUD and US Holdco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing W3BCLOUD’s or US Holdco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Industry and Market Data This Presentation contains certain industry market data, including assumed future Web3 adoption growth and assumed future prices of Ethereum, Filecoin, Pocket Network and other digital assets, that are based exclusively on W3BCLOUD management’s estimates and calculations, which W3BCLOUD management has derived from its review and interpretation of third party sources, internal research and knowledge of the industries in which W3BCLOUD operates. While W3BCLOUD management believes such data is reasonable, there are inherent challenges and limitations involved in compiling data from various sources and making conclusions therefrom, and neither W3BCLOUD, US Holdco or SLAC have independently verified market or industry data from third party sources. Estimates, forecasts, projections or similar methodologies are inherently subject to uncertainties, are subject to a number of assumptions that are beyond the control of W3BCLOUD, US Holdco and SLAC and actual events or circumstances may differ materially from events or circumstances that are assumed in this information. For example, the Web3 user base has increased significantly over the past 2 years. In addition, the prices of Ethereum, Filecoin, Pocket Network and other digital assets have fluctuated significantly since 2020. There can be no assurance that W3BCLOUD’s estimates regarding future Web3 user base growth and future prices of Ethereum, Filecoin and other digital assets will be accurate, and deviations could be material. Readers of this Presentation are encouraged to make their own assessments of future Web3 adoption growth and the factors that will impact such growth. See also “Use of Projections” paragraph below. Use of Projections This Presentation contains projected financial information with respect to W3BCLOUD, including, but not limited to, estimated results for fiscal years 2022 and 2023. Such projected financial information constitutes forward-looking information and are presented as goals or an illustration of the results that could be generated given a set of hypothetical assumptions that may prove to be incorrect. Such projected financial information should not be viewed as guidance and is not based on W3BCLOUD’s historical operating results, which are limited, and should not be relied upon as necessarily indicative of future results or W3BCLOUD’s actual economics. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties, a number of which are beyond the control of either W3BCLOUD, US Holdco or SLAC, and subject to change that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither SLAC’s, US Holdco’s or W3BCLOUD’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

4 Disclaimer (continued) Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Proxy Statement to be filed by SLAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). SLAC, US Holdco and W3BCLOUD believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to W3BCLOUD’s financial condition and results of operations. W3BCLOUD’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. SLAC, US Holdco and W3BCLOUD believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing W3BCLOUD’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income and cash flows that are required by GAAP to be recorded in W3BCLOUD’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income and cash flows are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure in the section entitled “W3BCLOUD Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” of the preliminary Proxy Statement filed with the SEC. Trademarks and Trade Names W3BCLOUD and SLAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with W3BCLOUD or SLAC, or an endorsement or sponsorship by or of W3BCLOUD or SLAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that W3BCLOUD or SLAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Perella Weinberg Partners (“PWP”) is acting as financial advisor to W3BCLOUD. PWP, their respective affiliates and any of their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents do not make any representation or warranty as to the accuracy or completeness of this presentation, and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from, this presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of W3BCLOUD. The only information that will have any legal effect and upon which an interested party may rely will be that in such representations and warranties as may be contained in a definitive agreement between such party and W3BCLOUD relating to a transaction, if any.

5 Software Is Eating The World - Marc Andreessen 2011

6 The Cost of Cloud, a Trillion Dollar Paradox - a16z 2021

7 Evolution of the Cloud Web2 Decentralization Customers & Revenue

8 Evolution of the Cloud Web2 Hybrid Cloud Decentralization Customers & Revenue

9 Evolution of the Cloud Web2 Hybrid Cloud Web3 Public Bitcoin Miners Decentralization Customers & Revenue

10 WEB3 protocols Flux Avalanche Access Compute Infra Infra Hermez DZK cloud Storage Staking Infra Infra Rocket Pool

11

Joint Venture Partners Create Significant Business Moat

Mutually beneficial relationship

AMD

Relationship provides for supply chain access with certainty of quality & delivery

Leading global provider of state-of-the-art high-performance computing equipment

~$120B market cap[(1)]

Access to R&D to ensure hardware optimization on AMD silicon

"We are excited to work with ConsenSys and provide them with access to high-performance hardware technologies capable of better scaling & proliferating decentralized networks & services..."

Jörg Roskowetz
Director of Product Mgmt., Blockchain Technology, at AMD

Developing optimized solutions for the blockchain economy powered by AMD hardware

W3BCLOUD

Leveraging extensive blockchain software expertise of ConsenSys...

CONSENSYS

Relationship provides for key software & protocol insights

Leading Ethereum & blockchain software development company

Product suite serves millions of users & has handled billions of dollars in digital assets

"W3BCLOUD is building the next generation decentralized compute, storage and bandwidth for the planet... the combination of hardware & software will power a new infrastructure layer & enable an accelerated proliferation of blockchain technologies"

Joseph Lubin
Founder of ConsenSys and Co-Creator of Ethereum

W3BCLOUD

Note: (1) As of 9/21/2022.

12 Web3 Requires Robust Storage and Compute Infrastructure to Scale W3BCLOUD is the “pick- and-shovel” play for Web3

13 W3BCLOUD Business Model Positions Us to Benefit from Market Growth Data centers / hardware W3BCLOUD provide storage and compute Anticipated Revenue Streams infrastructure Crypto & Fiat mix in exchange for compute, storage, access and staking infrastructure services Expected Timing Who Revenues in Web3 protocols and their Digital B2P Ongoing d-apps ecosystem (Defi, Assets (Smart- contracts) NFT, DAO, Metaverse, etc.) (ETC, FIL, ZIL, etc.) Anticipated Enterprise (Storage, B2B 2023 and Fiat Transactions, Staking, etc.) (Enterprise) beyond Anticipated Consumer (Staking, B2C 2024 and Fiat Decentralized Identity, etc.) (Consumer) beyond

Large Potential Addressable Market

14

	Web2	Web3
Storage & Compute Infra Companies' Market Cap[1]	Multi Trillion	TBD
Cloud TAM[2]	~$1T+	TBD
W3BCLOUD TAM	*Not Applicable*	Up to ~$10B[3]
W3BCLOUD Market Share (2022E)	*Not Applicable*	< 1%

Web3 has the potential to digitize the global economy and usher the metaverse

W3BCLOUD

Sources: Coinmarketcap.com, GlobeNewswire.

Notes:
(1) Representative figure encompassing companies such as Amazon, Microsoft, Google, Tencent, Baidu, Alibaba, etc.
(2) Represents 2026E global cloud computing market size, per GlobeNewswire.
(3) Estimated 2022 revenues derived from servicing use cases shown on slide 17.

15 Large Potential Opportunity for W3BCloud in Decentralized Storage and Settlements Decentralized Decentralized Example Use Cases Storage Settlements Example Protocol Filecoin Ethereum Protocol Launched 2020 2015 (2) ▪ 1.1x Visa transaction volume 2022 Size Compared to Web2 (1) 10% of AWS▪ Targeting 4x Visa transaction Incumbent / Intermediary (3) speed 2022 Cost Compared to Web2 Cents on the dollar Likely lower Incumbent / Intermediary ~$220B by 2027 Multi-trillion dependent on Potential Opportunity (4) (5) cloud storage market use-case Sources: (1) Filecoin developers as quoted in Cointelegraph article dated 09/12/22 - “More resilient and user-controlled than AWS”; (2) Josh Stark, data based on 2021 transaction volume in USD; (3) 100k transactions per second indicated by Vitalik Buterin, as quoted by Fortune on 07/21/2022. 24k tps for Visa per Visa; (4) Allied Market Research (5) For example, per SIFMA Research, US Equity and Fixed Income trading is a $550+T market

16 Founder-Led Management Team Significant international experience in semiconductors, data centers, blockchain, crypto, cloud & AI Sami Issa Wael Aburida Co-Founder & Chief Executive Officer Co-Founder & CFO / Chief Investment Officer Balázs Tóth Maggie Love Jon Stevens Kawika Kaholokula Co-Founder & Director, Co-Founder & Director, Co-Founder & Director, IT Director, Strategic Finance Business Development & Compute Operations Data Center Ramp Clint Armstrong Essi Lagevardi Peter Mack Andrew Feldman Director, Director, Director, Legal Director, Legal Decentralized Storage Digital Assets

17 Risk Factors The risks presented below are certain of the general risks related to W3BCLOUD Partners Limited (the “Company” or “W3BCLOUD”), Social Leverage Acquisition Corp I (“SLAC”) and the proposed business combination between a holding company formed by shareholders of W3BCLOUD, which is the parent of W3BCLOUD (“US Holdco”), and SLAC (the “Business Combination”) and such list is not exhaustive. The list below has been prepared solely for purposes of a potential private placement, and solely for potential private placement investors, and not for any other purpose. You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the potential private placement before making an investment decision. Risks relating to the business of W3BCLOUD have been disclosed in the preliminary proxy statement filed by SLAC and will be disclosed in future documents filed or furnished by W3BCLOUD, US Holdco and SLAC with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of W3BCLOUD, SLAC, US Holdco and the Business Combination, and may differ significantly from, and be more extensive than, those presented below. All references below to “we,” “us” or “our” refer to the business of W3BCLOUD. Risks Related to W3BCLOUD’s Business and Industry • We have a limited operating history in an evolving and highly volatile industry, which makes it difficult to evaluate our current business and future prospects, and we may not be able to realize our business plan or manage our growth. • If we fail to successfully execute on our business plan or if digital assets and blockchain do not become widely used on a mass scale through Web3 as we anticipate, our results of operations could be adversely affected. • We have a business plan which is primarily dependent on our ability to deploy our storage and compute infrastructure to support a broad range of Web3 protocols. An inability to do so could result in us not being able to realize our business plan or operate a profitable business. • We have a business plan that relies on our strategic relationship with AMD and ConsenSys. A disruption of either or both of these strategic relationships could have a material adverse effect on our business and prospects. • We have a business plan which is affected by the prices of the digital assets that we may hold. A decline in the prices of such digital assets could result in significant losses to us. • To the extent that the profit margins of digital assets are not high, validators are more likely to immediately sell token rewards earned by validating in the market, thereby constraining the growth of the price of the digital assets that could adversely impact us. • If the token reward for solving blocks and transaction fees are not sufficiently high or the transaction fees become too high, operators may not have an adequate incentive to continue operations or it may decrease the demand for the blockchains on which we provide services and we may not be able to realize our business plan. • Profitability may be adversely affected by competition. • There is a lack of liquid markets and a risk of possible manipulation of digital assets. • Digital assets may have concentrated ownership and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital asset. • Digital assets that we hold may be subject to loss, theft, or restriction on access. Ethereum, Filecoin, Pocket and other digital asset transactions are irrevocable and stolen or incorrectly transferred Ethereum, Filecoin, Pocket or other digital assets may be irretrievable. As a result, any incorrectly executed Ethereum, Filecoin, Pocket or other digital asset transactions could adversely affect an investment in us. • Concerns about the environmental impacts of blockchain technology could adversely impact usage and perceptions of Ethereum, Filecoin, Pocket, other digital assets or us. • As a remote-first company, we may be subject to heightened operational and cybersecurity risks. • Our revenue for storage and compute infrastructure services relies heavily on payment from protocol smart contracts and/or third-party pool operators and may be negatively impacted by cyber-attacks against protocol smart contracts or pool operators and/or our limited recourse against protocol smart contracts or pool operators with respect to rewards payable to us. Digital Asset, Equipment and Technology Related Risks • The future development and growth of Ethereum, Filecoin, Pocket and other digital assets for which we may provide services are subject to a variety of factors that are difficult to predict and evaluate and may be in the hands of third parties to a substantial extent. If these digital assets do not grow as we expect, our business, financial condition and results of operations could be adversely affected. • The transition of Ethereum to “proof-of-stake” consensus as part of the implementation of “The Merge” could make our Ethereum-related activities less competitive and ultimately adversely affect our business, financial condition and results of operations. • Due to unfamiliarity and some negative publicity associated with digital asset and blockchain technology, the general public may lose confidence in digital asset or blockchain technology. • The cost of obtaining new and replacement hardware and parts has historically been and is likely to continue to be capital intensive and may increase along with the market price of and demand for digital assets, which may have a material and adverse effect on our business, financial condition and results of operations. • We face intense and increasing competition and, if we do not compete effectively, our competitive positioning and our operating results will be harmed. • There are several new and existing competitors in our industry that are purchasing hardware at scale, which may cause delays or difficulty in us obtaining new hardware, which could materially and adversely affect our business and results of operations. • Flaws in the source code of blockchain networks may be unknown to us and may negatively affect our business in multiple ways. • We may not be able to realize the benefits of forks. • The COVID-19 pandemic has disrupted and may continue to disrupt international shipping and we may not be able to obtain new hardware or replacement parts for our existing hardware in a timely or cost-effective manner, which could materially and adversely affect our business, financial condition and results of operations. • Digital asset networks are subject to cyber-security risks, which could adversely affect our business and operations, and therefore affect an investment in us. • The open source structure of the digital asset network protocols means that the core developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such network protocols. A failure to properly monitor and upgrade the Ethereum, Filecoin, Pocket or other digital assets blockchain network protocol could damage such blockchain network and our business. • Our use of open source software code may subject our software to general release or require us to re-engineer our software, which could harm our business. • Any significant disruption in our technology could adversely impact our business, financial condition and results of operations. • Our partners’ data centers where we host our operations, including the facilities in which our hardware is operated, may experience damages, including damages that are not covered by insurance. • We are subject to risks associated with our need for significant electrical power and stable, high-speed internet connections. • The decentralized nature of blockchain may lead to slow or inadequate responses to crises, which may negatively affect our business.

18 Risk Factors Digital Asset, Equipment and Technology Related Risks (Continued) • The loss or destruction of private keys required to access any digital assets held in custody for our account may be irreversible. If we are unable to access our private keys or if we experience a hack or other data loss relating to our ability to access any digital assets, it could cause regulatory scrutiny, reputational harm, and other losses. • Digital assets face significant scaling obstacles that can lead to high fees or slow transaction settlement times. • The prices of digital assets generally may be distorted by developments related to stablecoins. • Our transactions, or those of our partners, vendors or other third-parties on which we rely, may expose us to countries, territories, regimes, entities, organizations and individuals that are subject to sanctions and other restrictive laws and regulations. • Any failure by us or our partners, vendors or other third-parties acting on our behalf to comply with applicable anti-corruption and anti-money laundering laws, including the Foreign Corrupt Practices Act (the “FCPA”) and similar applicable laws associated with our or their activities outside of the United States could subject us to penalties and other adverse consequences. Risks Related to W3BCLOUD’s Financial Condition • There is no assurance that we will achieve profitability or that our revenue and business models will be successful. • We may experience fluctuations in our quarterly operating results. • We might require additional capital to support business growth, and this capital might not be available on favorable terms or at all, or may require shareholder approval to obtain. • Our financial forecasts that were presented to SLAC’s board of directors and are included in this proxy statement, may not prove accurate. • Future developments regarding the treatment of digital assets for U.S. federal, state, local and foreign tax purposes could adversely impact our business. • Our ability to use any current or future net operating loss to offset future taxable income may be subject to certain limitations under U.S. or foreign law. • The nature of our business requires the application of complex financial accounting rules, and there is limited guidance from accounting standard setting bodies. If financial accounting standards undergo significant changes, our operating results could be adversely affected. • If our estimates or judgment relating to our critical accounting policies prove to be incorrect, our operating results could be adversely affected. • The prices of digital assets are extremely volatile, and price fluctuations may adversely impact the value of digital assets that we hold. • Changes in general economic conditions may adversely affect our financial performance. • Geopolitical instability due to the ongoing military conflict between Russia and Ukraine has contributed to economic uncertainty and capital markets disruption. Our business, financial condition and results of operations may be materially adversely affected by any negative impact on the global economy and capital markets resulting from the conflict in Ukraine or any other geopolitical tensions. • The loss of one or more of our key personnel, or our failure to attract and retain other highly qualified personnel in the future, could adversely impact our business, financial condition and results of operations. • Our officers, directors, employees and large shareholders may encounter potential conflicts of interests with respect to their positions or interests in certain entities, and other initiatives, which could adversely affect our business and reputation. • Our current and historical use of independent contractors could result in certain liabilities. Risks Related to Government Regulation • We are subject to an extensive and rapidly evolving regulatory landscape, and any adverse changes to, or our failure to comply with, any laws and regulations could adversely affect our brand, reputation, business, operating results, and financial condition. • We process certain customer and employee data and may obtain and process additional customer data in the future. Any real or perceived improper use of, disclosure of, or access to such data could harm our reputation, as well as have an adverse effect on our business. • The cryptoeconomy is relatively new and its access to policymakers or lobbying organizations is evolving, which may harm our ability to effectively react to proposed legislation and regulation of digital assets or digital asset platforms adverse to our business. • The limited rights of legal recourse available to us expose us and our investors to the risk that any digital assets we hold may become missing, lost or stolen. • It may be illegal now, or in the future, to acquire, own, hold, sell or use digital assets in one or more countries, and ownership of, holding, or trading in our securities may also be considered illegal and subject to sanction. • Our compliance and risk management programs and methods might not be effective and may result in outcomes that could adversely affect our reputation, operating results, regulatory status and financial condition. We may outsource some of our Know Your Customer and other compliance obligations to third parties. • We are subject to risks associated with our need for significant electrical power. Government regulators may potentially restrict the ability of electricity suppliers to provide electricity to compute infrastructure providers, such as ours. • If a digital asset is deemed to be a “security” or a “regulated financial instrument” in any relevant jurisdiction, that may have an adverse impact on the transferability of and market demand for the digital asset, may expose us to regulatory scrutiny, investigations, fines and requirements, including registration and licensure, which may adversely affect our business, financial condition and results of operations. • Our status under the Investment Company Act of 1940 could be challenged. • Our failure to comply with U.S. and foreign economic and financial sanctions, export controls, and other trade laws and regulations could adversely affect our reputation and have a material adverse effect on our business. Risks Related to Intellectual Property • Our intellectual property rights are valuable, and any inability to protect them could adversely impact our business, financial condition and results of operations. • In the future we may be sued by third parties for alleged infringement of their proprietary rights. • Our services, including the blockchain where the Ethereum, Filecoin, Pocket and other protocols for which we provide storage and compute services are built, contain third-party open source software components, and failure to comply with the terms of the underlying open source software licenses could harm our business.

19 Risk Factors Risks Related to Operating as a Public Company • The requirements of being a public company, including maintaining adequate internal control over our financial and management systems, may strain our resources, divert management’s attention, make us incur increased costs, and affect our ability to attract and retain executive management and qualified board members. • Pursuant to the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act for so long as we are an “emerging growth company.” • The trading price of our common stock may be volatile, and purchasers of our common stock could incur substantial losses. • The dual class structure of our common stock has the effect of concentrating voting control with the W3BCLOUD Founders (as defined below). This will limit or preclude your ability to influence corporate matters, including the outcome of important transactions, including a change in control. • We cannot predict the impact our dual class structure may have on our share price. • Because we will be a “controlled company” within the meaning of the Nasdaq rules, our shareholders may not have certain corporate governance protections that are available to shareholders of companies that are not controlled companies. • The price of our common stock could decline if securities analysts do not publish research or if securities analysts or other third parties publish inaccurate or unfavorable research about us. • Future sales of our common stock, or the perception that such sales may occur, could depress our share price. • We are an “emerging growth company” and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies, our common stock may be less attractive to investors. • Anti-takeover provisions in our organizational documents could delay or prevent a change of control. • The Proposed Charter will designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or stockholders. Risks Related to SLAC and the Business Combination • SLAC’s Initial Stockholders, directors and officers may have a conflict of interest in determining to pursue the Business Combination, since certain of their interests are different from or in addition to (and may conflict with) the interests of SLAC’s public stockholders, and such interests may have influenced their decisions to approve the Business Combination and recommend that SLAC’s stockholders approve the Business Combination Proposal. • SLAC’s directors and officers have discretion in agreeing to changes or waivers to the terms of the Business Combination Agreement and related transactions, which may result in a conflict of interest when determining whether such changes or waivers are appropriate and in SLAC’s public stockholders’ best interest. • SLAC’s Initial Stockholders have agreed to vote in favor of the Business Combination, regardless of how SLAC’s public stockholders vote. • Neither the SLAC Board nor any committee thereof obtained a third-party valuation in determining whether or not to pursue the Business Combination. • A market for our securities may not continue, which would adversely affect the liquidity and price of our securities. • The Nasdaq may not list our securities on its exchange, and if they are listed we may be unable to satisfy listing requirements in the future, which could limit investors’ ability to effect transactions in our securities and subject us to additional trading restrictions. • If we do not develop and implement all required accounting practices and policies, we may be unable to provide the financial information required of a United States publicly traded company in a timely and reliable manner. • We may issue additional shares of common stock or other equity securities without your approval, which would dilute your ownership interest in us and may depress the market price of our common stock. • If our performance following the Business Combination does not meet market expectations, the price of our securities may decline. • The Company is a private company and as such little information is publicly available regarding the Company. This may result in the Business Combination not being as profitable as we expect, or at all. • Even if SLAC consummates the Business Combination, the public warrants may never be in the money, and they may expire worthless. • SLAC may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless. • Warrants to purchase SLAC common stock will become exercisable following the Business Combination, which could increase the number of shares eligible for future resale in the public market and result in dilution to SLAC stockholders. • SLAC’s stockholders will experience immediate dilution due to the issuance of common stock to the Company stockholders as consideration in the Business Combination. Having a minority share position likely reduces the influence that SLAC’s current stockholders have on the management of New W3BCLOUD. • Our stockholders may be diluted by the future issuance of common stock, preferred stock or securities convertible or exchangeable into common or preferred stock, in connection with our incentive plans, acquisitions, capital raises or otherwise. • SLAC expects to incur significant, non-recurring costs in connection with consummating the Business Combination and related transactions. • If SLAC is unable to complete the Business Combination or another initial business combination by SLAC’s Outside Date, SLAC will cease all operations except for the purpose of winding up SLAC’s affairs, redeem SLAC’s outstanding public shares and dissolve and liquidate. In such event, third parties may bring claims against SLAC and, as a result, the proceeds held in the Trust Account could be reduced and the per share liquidation price received by SLAC’s stockholders could be less than $10.00 per share. • SLAC’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to SLAC’s public stockholders. • SLAC may not have sufficient funds to satisfy indemnification claims of SLAC’s directors and executive officers. • SLAC’s stockholders may be held liable for claims by third parties against SLAC to the extent of distributions received by them. • Actions taken by SLAC’s Initial Stockholders, SLAC’s officers and directors to increase the likelihood of approval of the Business Combination Proposal and the other Proposals presented in this proxy statement could have a depressive effect on the price of SLAC’s common stock. • Our ability to successfully effect the Business Combination and the successful operation of the business thereafter will depend largely upon the efforts of certain key personnel, including the key personnel of the Company, all of whom we expect to stay with New W3BCLOUD following the Business Combination. The loss of such key personnel could adversely affect the operations and profitability of the post-combination business. • Future sales of SLAC’s common stock issued to Company stockholders or to the Initial Stockholders may reduce the market price of SLAC’s common stock that you might otherwise obtain. • Subsequent to the consummation of the Business Combination, New W3BCLOUD may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

20 Risk Factors Risks Related to SLAC and the Business Combination (Continued) • New W3BCLOUD may be subject to securities litigation, which is expensive and could divert management attention. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations. • The historical consolidated and unaudited pro forma financial information in this proxy statement is not representative of the results New W3BCLOUD would have achieved as a stand-alone public company and may not permit you to predict its future results. Risks Related to the Redemption • SLAC public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from exercising redemption rights with respect to more than 15% of the public shares. • A SLAC stockholder’s decision as to whether to redeem his, her or its shares for a pro rata portion of the Trust Account may not put the stockholder in a better future economic position. • If SLAC’s stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of SLAC common stock for a pro rata portion of the funds held in the Trust Account. General Risk Factors • Adverse economic conditions may adversely affect our business. • We may be adversely affected by natural disasters, pandemics, and other catastrophic events, and by man-made problems such as terrorism and international hostilities, that could disrupt our business operations, and our business continuity and disaster recovery plans may not adequately protect us from a serious disaster. • Acquisitions, joint ventures or other strategic transactions create certain risks and may adversely affect our business, financial condition or results of operations.

Exhibit 99.2

Company Name: W3BCLOUD (W3B)

Event: 25th Annual Needham Growth Conference

Date: January 11, 2023

<<Gregory McNiff, Analyst, The Blueshirt Group>>

Good morning. Thank you for joining us. Today, we have W3BCLOUD. My name is Greg McNiff. I’m with The Blueshirt Group, and we’re providing IR services for W3BCLOUD. We’re joined today by Sami Issa, the CEO; and Wael Aburida, the CFO of W3BCLOUD.

I would ask you to note that the risk and disclaimers discuss forward-looking projections. Please read them in regarding this presentation. Additionally, they’ve agreed to take questions afterwards. I would ask that you refrain from asking about the pending transaction or any forward-looking projections. Thank you.

With that, I’ll turn it over to Sami.

<<Sami Issa, Co-Founder and Chief Executive Officer>>

Thank you. Good morning, everyone. Happy New Year. Am I supposed to see the slides here? Because I don’t see them. I hope you guys had a great holiday season. Greg, thankfully gave us the disclaimers and risks, and et cetera, so I don’t have to repeat that. And I will start. Oops, I’ll start with a story actually, and hopefully every – all of you know this, right, at least portions of it. So many years ago, 10-ish years ago, a brilliant man said that software is eating the world.

Does anybody not know this quote? You know this quote. Okay. 10 years later, his firm came up with a fantastic article that I suggest you guys all read it. And basically it says that there is a paradox in the cloud space and that out of the entire article, which I really recommend you read, I took two key points. Point number one that about 70% of cost of revenue for any software company that is using the cloud is the cloud service cost, which is clearly staggering.

Point number two is that about if you analyze the market including 50 public cloud comp – software companies, you will find that about $0.5 trillion is $500 billion of market value has been transferred from these software companies to the cloud providers. I mean, in this case, probably it’s a cloud provider, right? Because we know who owns the market in that space.

So from 2011, when the famous quote that software is eating the world – many north of 50 companies, software companies went public, all using the cloud as their backbone. And a whole ecosystem of VC and financial capital market funding was established around that notion. And then 10 – 12 years later, we discovered that the cost structure of the cloud has a fundamental problem.

You start – it’s the right way to start. The reason why they call this paradox is because it’s probably a good way to start as a software company with no cost on infrastructure. But then once you grow, it becomes incredibly difficult to exit. And that is the cause – that is the reason behind the $0.5 trillion of value transfer. This is in Web2. We haven’t even talked about Web3, but it’s important to kind of understand the history and how we are evolving, okay?

So that’s the story. Now, let’s go over kind of the evolution of the cloud. We all very familiar with this picture, thank you. We’re all very familiar with this picture, complete centralization. There are multiple players. And you see, I mean, I think you see most of the names on the slide. The slide shows centralization or decentralization on X axis and revenue, the diversification of revenues on Y axis.

I think AWS is north of 65% of the market as we speak today. And the rest have small pieces of the market. Then comes IBM in a couple years ago acquired Red Hat’s for $34 billion, and IBM said – IBM was pushing very hard to be a cloud player, did several acquisitions before Red Hat. But that didn’t seem to go anywhere because their market share did not grow.

So IBM came up with a notion of hybrid cloud and acquired Red Hat. Red Hat has OpenShift, which is basically the software that runs in almost all clouds, right? And the notion of hybrid cloud is an attempt to abstracts the cloud providers and create in hardware abstraction layer, in essence, software that sits on top of all the clouds. The customer doesn’t see the difference between cloud A, B, and C. They get the same services.

And it’s an – it’s a – I think it’s a brilliant move. I call this Web2.5. And IBM basically attempting to change the landscape in order to compete with the cloud providers, because going against and hit on did not work. And then you see other examples, I mean, Snowflake and others who are attempting to provide the same notion. But the key point here is from the previous story is that the economics of Web2 cloud is not working. And companies are giving up significant value to one entity because of the lock that you end up with.

Big players are attempting to create a solution around that by creating this hybrid cloud concept. I think it’s smart. It remains to be seen how effective it is. Market share wise, I don’t think the market share has moved much in terms of before and after hybrid cloud, but we’ll see.

And then now, we’re talking and we’ve been talking about Web3 for the past few years, and the whole idea behind Web3 is to actually move the structural lock that you have in what to. We’ve seen this with Bitcoin, Bitcoin Miners, which I think the conference has many of them. We’re seeing this with many protocols. If you look at the Bitcoin Miners, we’ve shut down any one of them, the protocol, Bitcoin, nothing changes. You can still transact. You can still use the protocol even if a significant portion of them shut down.

We’ve seen a demonstration when China decided to ban Bitcoin mining, and almost 30% or 40% of the compute shut down within few days in China, it took three, four months for it to transform to the U.S. Not a single user noticed. If you’re trading Bitcoin or if we decentralized finance or buying or selling or doing any transactions on the network, not a single user noticed that 40% of the compute infrastructure for Bitcoin has been shut down in overnight.

So that’s a very interesting characteristic of Web3. This whole decentralization and the resilience, which I think is going to become important. Today, we saw the FAA compute shutting down, interesting. Resilience is going to become necessary for any government or commercial business moving forward.

And of course, removing the intermediary creates substantially cheaper services as we have seen from settlements on whether it’s Bitcoin or Ethereum networks, Sentinel dollar compared to settling through the regular ecosystem. So resilience and the economic value of removing the intermediary, we believe are going to force every Web2 use case to either consider a Web3 equivalent and/or will be disrupted by a Web3 company who is going to offer the same services, including the resilience and a substantial cost advantage that you don’t have in Web2.

I wish I can pause for questions, but I will continue. So that’s the evolution. Web2 lockdown for many years, we’re going to probably be in the Web2 lockdown for a bit. Web2.5 or hyper cloud is attempting to change that. Web3 is an structural design – redesign of how the Internet should operate and it’s meant to an essence to remove the lock that we see with Web2 and a cloud providers today.

Okay. All right. So what does that mean? And this is basically the insight that we have been looking at and the reason that we started this company W3BCLOUD. We have been observing the market for a bit. 2017, we started thinking about how do we participate. We founded the company on the notion that repeating that no service provider in a Web2 space is going to afford to ignore the economic and resilience value of a decentralized compute infrastructure.

They’re going to all try to either find a way to transport themselves into the Web3 and/or will be disrupted by a player in the space. In order for us to kind of create a language, so we can discuss. We have basically categorized the Web3 protocols into these four categories. This is shown in the proxy in our presentations, and these basically are access compute infra storage and staking infra.

We’ll probably change that in few years when the market reach kind of shapes itself. This is the best categorization we’ve seen. All these use cases require significant compute infrastructure underneath them. And they are today either using customized compute like we see with many of the networks today and/or using standard Web2 space.

You’ll see in our proxy that all our financials are based on us growing across these four dimensions. One thing I – I’m going to have to go back. One thing I didn’t mention. On this slide, you’ll see W3BCLOUD, our company basically in Web3 category, but you’ll see it away from Bitcoin Miners because we have built this company purposely to have diverse revenue streams.

While we’ll speak in a minute and kind of walk you through how our revenues work, our revenues are not only multi-protocol, but we have a significant fiat based revenues when we offer services like STaaS, for example, typical storage-as-a-service that you see today, but adding resilience and cost advantage of Web3.

So our company W3BCLOUD’s goal is to accelerate that transformation. The bet we made is that, again, every service in a Web2 space – every service – in already halfway, every service in Web2 space is going to be forced to consider a Web3 representation in our company. W3BCLOUD is designed to help with that transformation, okay? These are the four categories.

When we start to thinking about, okay, we need to kind of build a new company that goes through the discovery of the compute and business model needed for Web3. We need the right partners. These are the right partners in our mind. AMD has all the compute elements that we will ever need to create any custom compute for the data centers. And you guys all know consensus, they’re understanding of the blockchain.

So we created the joint venture, or a strategic alliance, I guess is what the proxy says. And W3BCLOUD was born. This is 2018. We announced in 2019. Similar to Web2, Web3 is going to require robust start and physical infrastructure for it to scale. And it’s going to require custom compute and custom business model, new business model.

So the discovery phase that we are in now, we have been on for a couple of years is basically looking for what is the right compute infrastructure for this new decentralized world, and what’s the right business model. Both are actively being searched for. This is the last slide I had and since we are half time, I’m going to hand it to my good friend Wael here to take us to the end of the presentation.

<<Wael Aburida, Co-Founder and Chief Financial Officer>>

Awesome. Thank you. So just going back one slide, this is actually pictures of two of our facilities in the U.S. Our facilities are primarily in the U.S. We have locations across Washington State, Texas, Virginia, and in addition, we’ve opened up locations in Germany and Singapore to address protocols that are slightly more latency intensive or latency sensitive.

So let me walk through a little bit in terms of how we approach the market. Now, we set up the company from day one really to be focused on our clients who are the protocols. And what that means is we are serving the various protocols that are in Web3 and have set up the company from a financial perspective to be able to not only be able to take in fiat, but also take in the native tokens for the various protocols.

That’s how we’ve built the company. To date, you’ll see the financials in the proxy that cover that. And now, we’re starting to transition as Sami mentioned, really to start to address the needs of enterprise. The first priority right now for us is addressing the needs of STaaS, storage-as-a-service.

What’s compelling about that is our first target protocol, which is Filecoin allows us to be able to take that native token in, but also to be able to generate fiat with our enterprise customers. And then eventually we’ll start to be able to provide support for consumers as well as they start to come into Web3.

So the market as everybody knows within Web2 is a multi-trillion dollar market within storage itself, it’s close to $0.5 trillion alone. The Web3 market is small, but growing very rapidly. We see that there’s an opportunity for us to focus on which protocols we think are going to be the winners, the ones that have the largest TAMs, the ones that have the highest utility, both on the enterprise as well as consumer basis.

And really to start to develop the specialized compute and storage that are needed to support those protocols across our data centers. So as it was mentioned in one of the prior slides, we truly see ourselves as the picks and shovels of Web3. We’re not there to really develop the protocols themselves, but we work hand in hand with the protocol teams to ensure that we provide the right compute that they need and really on a distributed basis.

So we follow the same kind of ethos that the Web3 world applies as well. There’s a lot more information in terms of the market in the proxy, but this is at a high level gives you coverage in terms of what we’re going after. As we mentioned, we are targeting within storage the Filecoin as a first protocol, it is a large opportunity.

We have very strong relationships with Protocol Labs, which is the entity that formed Filecoin. We’ve been working with them not only to develop the reference design from a compute perspective, and really it’s a great proof of concept. Each of these protocol teams have phenomenal developers from a software perspective, but they really lack the hardware expertise in-house to be able to develop really the optimized compute that’s required.

And what we do is we develop it with our partners at AMD as well as the contract manufacturers globally. And we open source it. So the intent is really to ensure that we develop the best return on invested capital solution from a compute perspective. We develop it, we design it, we test it within our data centers, and we deploy it at scale. And then we provide it open source to anybody else any other supporter from a compute perspective that wants to utilize it.

We’ve also been supporting the Ethereum protocol. We’ve been doing this since the formation of the company, very similar situation, we evaluated within our labs, every GPU that’s out there. We were able to not only identify the right GPU that we should utilize, but we’re able to tune it, given the capabilities that we have in-house at a level that allowed for about 30% less electricity utilization.

And we’re able to generate a settlement or a compute response that was gave us a hash rate that was about 30% higher than you could get from stock. So those capabilities really identifying not only what we need from a compute perspective, but being able to tune it better than anybody else in the market is what differentiates us.

So this is the senior team, oops, senior team. Three of the members of the team are here. Maggie is right there. She is one of the Co-Founders is responsible for our partnerships. Sami gave his introduction. Sami and I have known each other for 20 years. I was with Intel Capital. On the West Coast, he was with the tech team, and we both went to work within the same year for the Sovereign Wealth Fund in the UAE and have been working on developing this strategy over an extended period of time.

The team that you see here, the management team, we have all handpicked and have worked with over an extended period of time. Everyone has been with the company since they joined. And we have not lost a single, not only member of management, but we haven’t lost a member of the broader team.

Our team is very small. We all wear several hats, and we do that purposefully. We want to make sure that not only is the culture embedded within the organization down to the most junior level, but also to make sure that everyone is cross-trained across various responsibilities within the organization. I think that covers it in terms of our…

<<Sami Issa, Co-Founder and Chief Executive Officer>>

Yeah.

<<Wael Aburida, Co-Founder and Chief Financial Officer>>

Slides presentation. The risk section is risk factors are attached. Yeah. I don’t think we need to – do we need to say that? No. I think it’s just Q&A now.

Q&A

<Q – Gregory McNiff>: Yeah, right, exactly. We have some time for Q&A, if anyone has any questions. Yeah.

<Q>: [Question Inaudible]

<Q – Gregory McNiff>: Okay. Sure.

<A – Sami Issa>: One of us would repeat, happy to.

<Q – Gregory McNiff>: Yeah.

<Q>: [Question Inaudible]

<A – Sami Issa>: Sure. So the question is, what is the competitive landscape and light for – of many Bitcoin Miners signaling expanding into the high performance compute? So the many of the Bitcoin, I mean few actually, I know a couple that have been talking about this. We haven’t seen meaningful movements from any at least what’s available public.

Now, it’s important to note that have offering high performance compute and running a Tier 3 data center or Tier 2.5 data center is a very, very different story than running a Tier 0 data center that you see in a Bitcoin mining capacity. The compute is clearly different. Bitcoin is ASIC. If you want to get into the space where you’re doing anything else, you need programmable, GPUs, CPUs, FPGAs, so on the compute front is very different, on a data center front is very different, on a business model is there is very different.

You don’t need gigawatts of power or I mean, I was reading the other day that Bitcoin Miner demand for power in Texas is north of 7 gigawatt, which I mean that’s 7,000 megawatt. That’s a lot of power. That is not the high performance compute business. The largest players in the market probably have not yet touched a gigawatt. So it’s a very, very, very different market. We purposely – when we started W3BCLOUD, we purposely avoided the ASIC Clouds and a Bitcoin route because we wanted to learn the programmable computer route and running high performance computer data centers from the beginning.

We need to create the relationships, the skill sets within the company, the understanding, et cetera. We really did not want to be locked into the ASIC world. So that’s a conscious decision we made. I think every one of them is going to try, because any management team’s role is to diversify revenues. It remains to be seen how successful they’ll be. But we expect many, I mean, we – W3BCLOUD is going to be the first in the market, but we expect many to follow similar to what we have seen in the regular Web2 cloud business. I don’t know, Wael, if you want to…

<A – Wael Aburida>: Yeah. It’s actually – it’ll be helpful as more competitors come in, because right now our proxies are against AWS, right? You can do – you can run high performance compute within AWS. We run our compute if you – and their pricing is public. You can go onto a website. You can specify a GPU that you want to deploy. You can specify what you want from a software – I mean, from a storage perspective. And we are our cost in terms of what we can generate on the margins that we reflect in our model are one-tenth that of AWS.

So we can deploy successfully profitably at cents on the dollar relative to the large Web2 players. So that’s who we see as our competitors today. The Bitcoin Miners is all the points that Sami brought up are exactly right. It is trying to get – trying to tell a logistics company. They should also do Uber because they have some extra vans. It’s going to be very hard for them to transition unless it’s truly a separate company.

<Q>: [Question Inaudible]

<A – Sami Issa>: Custom compute, if you look at the protocols that we focus on requires custom compute. You cannot run Filecoin inside AWS period. Because if you look at Web3 – if you look at how Web3 protocols were, they are generally cryptographically guaranteed software. And the cryptographic step requires unique and significant compute infrastructure to run. And this is how they remove the intermediary is by using that cryptographic, which is a heavy math.

So we focus on infrastructure on protocols that require custom compute. We go and build it as Wael mentioned, we open source it. But on top of that, our cost infrastructure is completely – is very, very significantly superior compared to any of the existing Web2 cloud providers. If we played in a space that they play into, which thus far, we have been only focusing on the areas that requires custom compute. But we will get there as we see in a proxy. There are areas, for example, the RPC access points, et cetera, and FERA everybody knows, Ethereum – all Ethereum back – majority of Ethereum backend is running inside AWS. That’s a MeToo domain. We compete there with custom compute that will probably offer a better solution, but mostly cost. So we’re avoiding these for now. We’re focused on the infrastructure that the large Web2 providers are not necessarily motivated to go after they can, but they’re not motivated to go after.

<Q>: [Question Inaudible]

<A – Wael Aburida>: The Filecoin is a significant one, but you can look at Render, you can look at Livepeer, you can look at several, I mean, it’s all in the proxy, I don’t remember all of them. Filecoin is the largest revenue generator. You can look at pocket anchor in the RPC space, and FERA is decentralizing as that’s public now. So there are many protocols that are meaningful revenue generators in the space that require custom compute. But we focus on the largest ones, obviously, the largest TAM ones. We also – we do a lot of work at the front end to identify which protocols we’re going to target. Solana is one that is known by name. It’s one that we identified and did a lot of testing early on, and we came to the realization that it’s very hard to do at scale profitably.

So we passed on it – we passed on it in its current model. They may change the Tokenomics of it, so that it makes more sense for us. But at this stage, we’re – and that’s – and one of the things to think about is as us as a company is not only are we the picks and shovels, but we essentially become an ATF, right? Because we start to identify, which are the protocols that are going to be at scale? Those are on our balance sheet. We deploy ways that we can ensure that the risk of those dual assets are factored into, whether we’re using derivative contracts or we’re using futures to make sure that we hedge against potential volatility within those. So it becomes an opportunity for an investor to have access to those various protocols, plus the fiat revenue that we’re bringing in both from enterprise and consumer.

<Q>: [Question Inaudible]

<A – Wael Aburida>: I mean that, yeah, that is absolutely the approach that we’re taking. There are – with many of the protocols, including Filecoin, you have to have a certain amount of it at stake. So you have to have it – you have to have some collateral that you’re putting up to ensure that you’re doing what you intend to do on it. And that’s another differentiator in terms of the various Web2 players. They’re just not going to go through the effort of doing the optimization work that we do on the compute layer, but also making sure that they handle these various tokens within their own balance sheet.

<Q>: [Question Inaudible]

<A – Sami Issa>: So repeating the question. The question is, you guys are physical infrastructure company providing services for Web3 protocols, a decent summary. At the 10,000 feet level, that’s – I think that’s a reasonable summarization. There is a little bit of difference between Web3 and Web2. In Web3, you identify the protocols that you think are useful, utility protocols, the one that we think have usefulness and you go design the hardware that is most optimal for that protocol. And then you scale – deploy and scale the hardware. And then you create revenues from the token, Tokenomics and you run very quickly to create revenues from USDC using dollar fiat from the enterprise services. So that’s the little bit of modification if you want to go down couple of feet from the 10,000 feet definition.

<Q>: [Question Inaudible]

<A – Wael Aburida>: We’re co-locating in each of our facilities today. At some point, we’ll get to a scale where we do build to suit. But for now, from a investment perspective, it makes more sense for us to deploy our capital against the compute itself rather than the bricks and mortar.

<A – Sami Issa>: So we own compute 100%. That’s an important clarification. It’s our compute, but we haven’t bought any real estate yet.

<Q>: [Question Inaudible]

<A – Sami Issa>: And in many cases, just kind of add to that, in many cases, our – actually in all cases, the space that we rent is custom. So it doesn’t look like your typical X86 space Web2 racks. We customize it on an tailored to the particular protocol, which is important in cost efficiency.

<Q>: [Question Inaudible]

<A – Sami Issa>: I cannot say that, but you’re right.

<Q>: [Question Inaudible]

<A – Sami Issa>: I mean, like I mentioned, so far we have been focused on custom compute, so you will not find that compute inside AWS. Now, AWS may choose to deploy it, may choose because we open source everything, and of course they can develop it. They may choose to do that. But at the moment, what we deploy – what we have deployed and what we will deploy in 2023 is custom, and it doesn’t exist inside atypical Web2 play. That’s the – I mean, we’re focused there, right? Because we don’t want to really compete on cost yet. We want to kind of create a backbone first before we compete on cost.

<Q>: [Question Inaudible]

<A – Sami Issa>: I cannot say anything outside of the proxy.

<A – Wael Aburida>: Good answer.

<A – Sami Issa>: I got a hint from my friend here. Sorry.

<Q>: [Question Inaudible]

<A – Sami Issa>: Yeah, you want to do that?

<A – Wael Aburida>: Yeah. I mean, I’ll start and then – so the question is how long does it take to evaluate these protocols? And how much time do we put into each step of the process? Let’s take Filecoin for as an example. We spent probably about three months on the front end with the protocol team. And that’s another important distinction is that these protocols are all open source. If you go onto their website and you check out kind of how they set up their protocols, you can do this at home. What we do is we actually spend time with the actual team. We get to know them, we understand their backgrounds, we understand their capabilities, we understand where their strengths and weaknesses are.

And we try to support – once we identify a team that we want to support, we’re all in, right? So we have Protocol Labs, one, his team are actually going to be in New York this week. And we’re spending time to really make sure that we’re aligned in terms of kind of our next deployment with them. But what we – that initial period probably is about three months. And we spend during that period of time when we make a go, no-go decision, that’s when we are starting to work. We pull in AMD, we pull in specialists from consensus, and we start to look at what are the right hardware solutions that could support that. With Protocol Labs that they had a reference design and it was completely over-engineered.

We came up with a solution that was about 60% less expensive and at the same performance criteria that they were looking for. And as I mentioned before, kind of within – kind of, I’d say three months after that, it was open-source, but we’d already put in our orders to get kind of the first deployment out. So kind of start to finish, it’s – I’d call it about a six-month period. We want – we’re going to be pulling that in and think of it really as a funnel, right? We’re always pushing protocols in for evaluation. We put them to the side if it’s – if they’re not at the right maturity level, we give them feedback and we kind of – it’s Maggie’s full-time job to really kind of stay on top of all those teams.

<A – Sami Issa>: So, I mean, that’s why, when Wael mentioned that we are in essence and kind of quasi ATF, we look like an ATF because we’re doing that evaluation work. And our one measure of a successful Web3 protocol is the hardware footprint that other investors have deployed against it. That there are tens, hundreds and thousands of other decision makers who put capital voting for that protocol, that’s a good sign that that protocol has a meaningful use. It’s not a momentum or kind of price volatility type protocol. It’s a protocol that has utility and many, many investors have made a bet on.

<Q>: [Question Inaudible]

<A – Sami Issa>: Are you speaking about the proxy in particular or is it general statement?

<Q>: [Question Inaudible]

<A – Sami Issa>: Okay.

<Q>: [Question Inaudible]

<A – Sami Issa>: Okay. Yeah, yeah, yeah. I got you.

<Q>: [Question Inaudible]

<A – Sami Issa>: Okay. So the question is – to repeat the question, the question is, what is the catalyst for the 2023 growth? And if you look in, which was shown our presentation, which is public. If you look in a presentation, you’ll see – and I’ll start and Wael can jump in. You’ll see that we have identified four paths to revenue, four different mixes. Now we have to understand that this business model is built on the notion of degrees of freedom. We are really a diversified Web3 data center company with multiple revenue streams.

And the compute infrastructure is want to underpins that. The one of those – there are four in the proxy, one of them are storage focus, for example. And this is simply us taking the CapEx that we have today underpinning storage, because storage has been running in our data centers for 18 months now, and scaling that substantially with the CapEx – with the money that we get out of the out of the fund. And by scaling that revenue scale, almost one to one.

So you all these four different scenarios, show you a path to achieving the same revenues more or less with a different mix of revenue streams, which means a different mix of compute underneath it. But if you focus only on storage, because we have that running in our data centers, if you multiply my CapEx by 10, the revenues multiplied by 10, for example. Does that answer your question?

<Q>: [Question Inaudible]

<A – Sami Issa>: Yes, yes, yes. So that’s a great question. So the question is, can you convert investment into revenue automatically? Okay. Reflect on Bitcoin, for example. It’s the – again, the most understood business model, especially for the people in this conference, right? To simplify the answer, let’s assume that everything stays constant during the period of the answer, right? Okay. So if you have a $100 million of CapEx, you’ll generate x revenues. If you put in a $1 billion CapEx, if you have two companies, one puts a $100 million, one puts $1 billion of CapEx at the same time, the one that put $1 billion will generate 10x revenues [indiscernible] (0:37:12)

<Q>: [Question Inaudible]

<A – Sami Issa>: Yeah, because basically the rewards are divided by – now there are complexities when you add more compute rewards drops because now it’s divided by more footprint, et cetera, et cetera. But for simplification, let’s just put that as a constant and just use that constant. That is the Web3, Web3 protocols that meaningful portion of the revenues are being generated through the Tokenomics are in essence exactly what you described. If I put $1 billion versus a $100 million revenues will be 10x on day one.

<Q>: [Question Inaudible]

<A – Sami Issa>: And that’s been the – sorry to – it has been proven. I mean, you can look at all the Bitcoin Miners, right? I mean, look back – look at the numbers. The data is in public.

<Q>: [Question Inaudible]

<A – Sami Issa>: FTX.

<Q>: [Question Inaudible]

<A – Sami Issa>: EDM is the…

<A – Wael Aburida>: It’s the Wi-Fi.

<A – Sami Issa>: Yeah. Got it. I got it. So the – I mean, obviously the events of FTX have created a significant negative sentiment across the entire Web3 crypto space. And that has I believe drove utilization and prices down meaningfully. Filecoin, for example, to answer your question directly, Filecoin went down as a price of a coin went from five-ish, 5.5 to maybe 3.5. So that obviously has an impact on our revenues because a portion of our revenues are directly correlated to the price of the tokens. But if you look at, I mean, I was reading, actually – I was reading an article yesterday, if you look at like settlements or adoption, et cetera, the numbers actually continue to go up on main protocols.

<Q>: [Question Inaudible]

<A – Sami Issa>: Yeah. Utilization based on that what I’ve seen for 2022 numbers, it’s continues to pick up. Yeah. And so what differentiates somebody is who can do it most profitably, right? So as token prices come down, you’ll see a computer storage come off the system, off the network, because it’s no longer economic for the less – yeah, the less competitive players to be on the network. So that’s where we differentiate is our ability to be able to do it more profitably.

<Q>: [Question Inaudible]

<A – Sami Issa>: It’s actually increasing.

<A – Wael Aburida>: It’s increasing. It’s increasing, yes.

<A – Sami Issa>: Increasing. If you look at how – this, I mean, how do you measure it? You look at storage providers, you look at that growth and that continues to be taking outwards, the price goes down, which means that people are continue to bet, I mean, hash rate on a Bitcoin network continues to climb as well, which means that people who are in that business are continue to believe in it.

<<Gregory McNiff, Analyst, The Blueshirt Group>>

Great. Thank you very much. That’s all the time we have today. We appreciate the Q&A. Thank you.

<<Sami Issa, Co-Founder and Chief Executive Officer>>

Thanks everyone. It’s a great question.